UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: July 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	July 31, 2014

LEGG MASON

INVESTMENT COUNSEL

SOCIAL AWARENESS

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Social Awareness Fund for the six-month reporting period ended July 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and LMICTC are wholly owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly owned subsidiary of LMICTC, is the Fund’s subadviser. The acquisition of LMICTC by Stifel is targeted to close in the fall of 2014, but is subject to certain regulatory approvals and other conditions to closing, and may be delayed or terminated due to various circumstances.

In connection with the acquisition, LMPFA recommended to the Fund’s Board of Trustees that they approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by a newly organized series (the “New Fund”) of the Trust for Advised Portfolios (the “TAP Trust”), in exchange for shares of the New Fund. Shares of the New Fund would then be distributed to Fund shareholders and the Fund would be terminated. On July 18, 2014, the Board of Trustees, on behalf of the Fund, approved the Fund reorganization, subject to shareholder approval and certain other conditions.

If the Fund reorganization is effected, LMIC (hereinafter “NEWCO”) will be renamed and indirectly owned by Stifel, and will serve as investment adviser to the New Fund. The New Fund will maintain the continuity of the Fund’s investment program with certain differences, which are not expected to result in material differences in the ways the Fund is currently

II	Legg Mason Investment Counsel Social Awareness Fund

managed and the New Fund will be managed. The Fund’s current investment management agreement with LMPFA and subadvisory agreement with Western Asset Management Company for the management of cash and short-term instruments will be terminated.

The Fund reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders and shareholder approval of the reorganizations of other funds for which LMIC currently serves as subadviser into new funds for which NEWCO will serve as investment adviser. If the required conditions are satisfied, the Fund reorganization is expected to occur in December 2014 or such other date as the parties may agree. Prior to the Fund reorganization, shareholders can continue to purchase and redeem shares subject to the limitations in the Fund’s prospectus. Only shareholders who hold Fund shares as of the close of business on July 31, 2014 will have the opportunity to vote on the Fund reorganization. Effective as of the close of business two days prior to the Fund reorganization, the Fund will be closed to new purchases and incoming exchanges.

No sales loads, commissions, or other similar fee will be charged in connection with the Fund reorganization. The Fund will not bear any costs of the Fund reorganization. The costs of the Fund reorganization will be borne by LMPFA, Stifel or their respective affiliates.

It is expected that neither the Fund nor its shareholders will recognize gain or loss as a direct result of the Fund reorganization and that the aggregate tax basis in the New Fund shares received by the Fund shareholder will be the same as the shareholder’s aggregate tax basis in the Fund shares.

This is not an offer to sell shares of the New Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Please read the proxy materials carefully because they contain important information about the Fund reorganization and the New Fund.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 29, 2014

Legg Mason Investment Counsel Social Awareness Fund	III

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended July 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the second estimate for second quarter GDP growth, released after the reporting period ended, was 4.2%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures, increased private inventory investment and exports, as well as an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). It peaked in July 2014, with a PMI of 57.1. PMI peaked in July 2014, with a reading of 57.1, representing its highest reading since April 2011, and seventeen of the eighteen industries within the PMI expanded.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment held steady in March 2014 and then fell to 6.3% in April, where it remained in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. The unemployment rate then ticked up to 6.2% in July 2014. Falling unemployment during the reporting period was partially due to a decline in the workforce participation rate, which was 62.9% in July 2014, close to its lowest level since 1978.

IV	Legg Mason Investment Counsel Social Awareness Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next five meetings (January, March, April, June and July 2014), it announced further $10 billion tapering of its asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market generated strong results during the reporting period. Stocks got off to a solid start as they rallied sharply in February 2014, given generally solid corporate profits and robust investor demand. The market was highly resilient and posted positive returns from March through June 2014. However, the market experienced a setback in July 2014, due to a number of macro issues, geopolitical concerns and expectations that the Fed may raise rates sooner than previously anticipated. For the six months ended July 31, 2014, the S&P 500 Indexv gained 9.44%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended July 31, 2014, with the Russell 1000 Indexvi returning 9.02%. In contrast, mid-cap stocks, as measured by the Russell Midcap Indexvii, returned 7.56% and small-cap stocks, as measured by the Russell 2000 Indexviii, declined 0.30%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.93% and 9.66%, respectively.

Q. Did Treasury yields trend higher or lower during the six months ended July 31, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.34%. It fell as low as 0.30% in early February 2014, and was as high as 0.56% on July 30, 2014, before ending the period at 0.53%. The yield on the ten-year Treasury began the period at 2.67%. It fell as low as 2.44% on May 28, 2014, peaked at 2.82% on April 2, 2014, and ended the period at 2.58%.

Legg Mason Investment Counsel Social Awareness Fund	V

Investment commentary (cont’d)

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March, as interest rates moved higher. The spread sectors then generated positive results from April through June, but then largely declined in July as rates again rose amid largely positive economic news. The overall bond market, as measured by the Barclays U.S. Aggregate Indexxi, gained 2.16% during the six months ended July 31, 2014.

Performance review

For the six months ended July 31, 2014, Class A shares of Legg Mason Investment Counsel Social Awareness Fund, excluding sales charges, returned 6.16%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Index, returned 9.44% and 2.16%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)xii returned 7.23% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 6.13% over the same time frame.

Performance Snapshot as of July 31, 2014 (unaudited)
(excluding sales charges)	6 months
Legg Mason Investment Counsel Social Awareness Fund:
Class A	6.16%
Class B2	5.54%
Class C	5.82%
Class I	6.37%
S&P 500 Index	9.44%
Barclays U.S. Aggregate Index	2.16%
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)	7.23%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	6.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 596 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Legg Mason Investment Counsel Social Awareness Fund

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 1, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.27%, 2.39%, 1.98% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 29, 2014

RISKS: The Fund invests in both equity and fixed-income securities. Stock prices are subject to market fluctuations and fixed income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Investment Counsel Social Awareness Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xii

The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared by the portfolio managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index.

VIII	Legg Mason Investment Counsel Social Awareness Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2014 and January 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2014 and held for the six months ended July 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.16%	$1,000.00	$1,061.60	1.27%	$6.49	Class A	5.00%	$1,000.00	$1,018.50	1.27%	$6.36
Class B	5.54	1,000.00	1,055.40	2.52	12.84	Class B	5.00	1,000.00	1,012.30	2.52	12.57
Class C	5.82	1,000.00	1,058.20	1.96	10.00	Class C	5.00	1,000.00	1,015.08	1.96	9.79
Class I	6.37	1,000.00	1,063.70	0.99	5.07	Class I	5.00	1,000.00	1,019.89	0.99	4.96

2	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

[1]	For the six months ended July 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

July 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Common Stocks — 69.0%
Consumer Discretionary — 7.8%
Auto Components — 1.7%
BorgWarner Inc.	41,110	$2,559,097
Hotels, Restaurants & Leisure — 1.3%
Yum! Brands Inc.	26,755	1,856,797
Multiline Retail — 1.5%
Target Corp.	37,415	2,229,560
Specialty Retail — 1.6%
TJX Cos. Inc.	44,200	2,355,418
Textiles, Apparel & Luxury Goods — 1.7%
V.F. Corp.	41,800	2,561,086
Total Consumer Discretionary		11,561,958
Consumer Staples — 7.2%
Beverages — 0.8%
PepsiCo Inc.	12,645	1,114,024
Food & Staples Retailing — 2.2%
CVS Caremark Corp.	43,000	3,283,480
Food Products — 1.6%
Darling Ingredients Inc.	49,800	932,256	*
General Mills Inc.	30,000	1,504,500
Total Food Products		2,436,756
Household Products — 0.4%
Procter & Gamble Co.	6,830	528,096
Personal Products — 2.2%
Estee Lauder Cos. Inc., Class A Shares	44,850	3,294,681
Total Consumer Staples		10,657,037
Energy — 8.7%
Energy Equipment & Services — 7.0%
FMC Technologies Inc.	39,340	2,391,872	*
National-Oilwell Varco Inc.	31,000	2,512,240
Schlumberger Ltd.	31,500	3,414,285
Tetra Technology Inc.	86,650	2,103,862
Total Energy Equipment & Services		10,422,259
Oil, Gas & Consumable Fuels — 1.7%
Noble Energy Inc.	37,500	2,493,375
Total Energy		12,915,634

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Financials — 11.1%
Banks — 4.9%
U.S. Bancorp	80,470	$3,382,154
Wells Fargo & Co.	74,780	3,806,302
Total Banks		7,188,456
Capital Markets — 1.5%
State Street Corp.	32,300	2,275,212
Consumer Finance — 2.0%
American Express Co.	32,750	2,882,000
Insurance — 2.0%
Arch Capital Group Ltd.	56,170	3,002,287	*
Real Estate Investment Trusts (REITs) — 0.7%
Crown Castle International Corp.	13,600	1,008,848
Total Financials		16,356,803
Health Care — 9.9%
Biotechnology — 2.0%
Alexion Pharmaceuticals Inc.	9,240	1,469,068 *
Gilead Sciences Inc.	16,790	1,537,124 *
Total Biotechnology		3,006,192
Health Care Providers & Services — 3.0%
Express Scripts Holding Co.	25,080	1,746,822 *
UnitedHealth Group Inc.	32,130	2,604,137
Total Health Care Providers & Services		4,350,959
Health Care Technology — 2.7%
Cerner Corp.	72,160	3,983,232	*
Pharmaceuticals — 2.2%
Allergan Inc.	6,470	1,073,114
Novo-Nordisk A/S, ADR	47,080	2,168,034
Total Pharmaceuticals		3,241,148
Total Health Care		14,581,531
Industrials — 7.0%
Airlines — 1.3%
Delta Air Lines Inc.	50,600	1,895,476
Construction & Engineering — 1.4%
Quanta Services Inc.	62,490	2,092,790	*
Machinery — 2.7%
Danaher Corp.	38,750	2,862,850
Illinois Tool Works Inc.	12,540	1,032,920
Total Machinery		3,895,770

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

July 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security			Shares	Value
Road & Rail — 1.6%
Union Pacific Corp.			24,200	$2,379,102
Total Industrials				10,263,138
Information Technology — 13.6%
Communications Equipment — 1.7%
QUALCOMM Inc.			34,830	2,566,971
Electronic Equipment, Instruments & Components — 1.2%
Ingenico, ADR			83,080	1,689,016
Internet Software & Services — 4.6%
eBay Inc.			38,090	2,011,152 *
Google Inc., Class A Shares			2,590	1,501,035 *
Google Inc., Class C Shares			2,590	1,480,444 *
LinkedIn Corp., Class A Shares			10,150	1,833,496 *
Total Internet Software & Services				6,826,127
IT Services — 0.7%
Visa Inc., Class A Shares			4,840	1,021,288
Software — 1.9%
VMware Inc., Class A Shares			28,280	2,809,901	*
Technology Hardware, Storage & Peripherals — 3.5%
Apple Inc.			33,500	3,201,595
NetApp Inc.			50,945	1,978,704
Total Technology Hardware, Storage & Peripherals				5,180,299
Total Information Technology				20,093,602
Materials — 2.1%
Chemicals — 2.1%
Air Products & Chemicals Inc.			15,894	2,097,213
Potash Corp. of Saskatchewan Inc.			28,365	1,006,674
Total Materials				3,103,887
Utilities — 1.6%
Water Utilities — 1.6%
American Water Works Co. Inc.			48,730	2,327,832
Total Common Stocks (Cost — $65,848,099)				101,861,422

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.5%
Nelnet Student Loan Trust, 2008-2 A4 (Cost — $694,613)	1.933%	6/26/34	$665,000	695,775	(a)
Collateralized Mortgage Obligations — 1.6%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.171%	11/10/42	279,094	280,120	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	5.796%	12/10/49	188,435	189,609	(a)

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	$7,969	$8,131
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	353,353	376,099
Federal Home Loan Mortgage Corp. (FHLMC), 4003 WV	3.500%	4/15/22	383,367	395,946
Federal National Mortgage Association (FNMA), 2011-053 CY	4.000%	6/25/41	169,762	179,059
Federal National Mortgage Association (FNMA), 2011-111 VA	4.000%	1/25/23	213,359	215,219
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	136,363	138,983
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	247,889	255,693
Government National Mortgage Association (GNMA), 2010-43 QD, PAC	3.000%	11/20/37	177,226	180,926
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	127,110	133,085
Total Collateralized Mortgage Obligations (Cost — $2,404,975)				2,352,870
Corporate Bonds & Notes — 16.3%
Consumer Discretionary — 0.9%
Automobiles — 0.3%
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	350,000	404,005
Media — 0.6%
Comcast Corp., Senior Notes	5.650%	6/15/35	600,000	710,142
Thomson Reuters Corp., Senior Notes	1.300%	2/23/17	100,000	99,802
Viacom Inc., Senior Notes	2.500%	9/1/18	150,000	152,378
Total Media				962,322
Total Consumer Discretionary				1,366,327
Consumer Staples — 0.5%
Beverages — 0.5%
PepsiCo Inc., Senior Notes	5.000%	6/1/18	655,000	732,544
Energy — 0.8%
Energy Equipment & Services — 0.1%
FMC Technologies Inc., Senior Notes	2.000%	10/1/17	125,000	126,419
Oil, Gas & Consumable Fuels — 0.7%
ONEOK Partners LP, Senior Notes	2.000%	10/1/17	150,000	151,657
Petrobras International Finance Co., Senior Notes	3.500%	2/6/17	675,000	691,645
Statoil ASA, Senior Notes	3.125%	8/17/17	190,000	199,995
Total Oil, Gas & Consumable Fuels				1,043,297
Total Energy				1,169,716

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

July 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 9.0%
Banks — 4.6%
Bank of America Corp., Senior Notes	5.625%	10/14/16	$1,000,000	$1,091,921
Bank of America Corp., Senior Notes	1.350%	11/21/16	600,000	601,985
Bank of Montreal, Senior Notes	1.400%	9/11/17	225,000	224,665
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	250,000	254,218
Bank of Nova Scotia, Senior Notes	2.050%	10/30/18	350,000	349,973
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	435,000	470,303
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Notes	4.500%	1/11/21	1,000,000	1,100,604
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	2.125%	10/13/15	450,000	458,639
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	550,000	572,608
JPMorgan Chase & Co., Senior Notes	6.000%	1/15/18	200,000	226,986
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	555,000	580,491
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	380,000	420,747
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	450,000	459,885
Total Banks				6,813,025
Capital Markets — 1.3%
BlackRock Inc., Senior Notes	3.500%	12/10/14	415,000	419,788
BlackRock Inc., Senior Notes	4.250%	5/24/21	400,000	437,474
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	425,000	442,064
Goldman Sachs Group Inc., Senior Notes	1.324%	11/15/18	450,000	457,824	(a)
State Street Corp., Senior Notes	3.700%	11/20/23	200,000	206,657
Total Capital Markets				1,963,807
Consumer Finance — 0.3%
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	409,703
Diversified Financial Services — 1.1%
Intercontinental Exchange Inc., Senior Notes	2.500%	10/15/18	125,000	127,341
Intercontinental Exchange Inc., Senior Notes	4.000%	10/15/23	300,000	314,921
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	540,000	783,160
NYSE Euronext, Senior Notes	2.000%	10/5/17	400,000	405,549
Total Diversified Financial Services				1,630,971
Insurance — 0.3%
Aflac Inc., Senior Notes	4.000%	2/15/22	400,000	426,326
Real Estate Investment Trusts (REITs) — 1.4%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	125,000	135,192
HCP Inc., Senior Notes	2.625%	2/1/20	750,000	745,382
Health Care REIT Inc., Senior Notes	3.625%	3/15/16	400,000	417,175

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Real Estate Investment Trusts (REITs) — continued
Hospitality Properties Trust, Senior Notes	4.650%	3/15/24	$300,000	$307,188
Simon Property Group LP, Senior Notes	4.200%	2/1/15	100,000	100,901
Simon Property Group LP, Senior Notes	4.125%	12/1/21	250,000	268,694
Total Real Estate Investment Trusts (REITs)				1,974,532
Total Financials				13,218,364
Health Care — 1.5%
Biotechnology — 0.3%
Gilead Sciences Inc., Senior Notes	3.050%	12/1/16	375,000	391,865
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	3.000%	3/15/15	175,000	177,895
Stryker Corp., Senior Notes	3.000%	1/15/15	180,000	182,142
Total Health Care Equipment & Supplies				360,037
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	1.400%	10/15/17	125,000	124,925
Pharmaceuticals — 0.9%
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	355,000	366,923
Pfizer Inc., Senior Notes	1.100%	5/15/17	475,000	474,297
Wyeth, Notes	5.500%	2/15/16	425,000	455,924
Total Pharmaceuticals				1,297,144
Total Health Care				2,173,971
Industrials — 0.7%
Machinery — 0.1%
Flowserve Corp., Senior Notes	4.000%	11/15/23	150,000	152,491
Road & Rail — 0.6%
Norfolk Southern Corp., Senior Notes	7.250%	2/15/31	650,000	881,994
Total Industrials				1,034,485
Information Technology — 2.0%
Communications Equipment — 0.2%
Cisco Systems Inc., Senior Notes	2.125%	3/1/19	300,000	301,085
Internet Software & Services — 0.2%
eBay Inc., Senior Notes	1.625%	10/15/15	340,000	344,699
Semiconductors & Semiconductor Equipment — 0.6%
Altera Corp., Senior Notes	2.500%	11/15/18	200,000	202,012
Intel Corp., Senior Notes	1.350%	12/15/17	350,000	349,779
Texas Instruments Inc., Senior Notes	1.650%	8/3/19	400,000	390,269
Total Semiconductors & Semiconductor Equipment				942,060

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

July 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Software — 0.6%
Microsoft Corp., Senior Notes	1.625%	9/25/15	$450,000	$456,964
Oracle Corp., Senior Notes	2.800%	7/8/21	400,000	398,077
Total Software				855,041
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc., Senior Notes	2.100%	5/6/19	525,000	525,074
Total Information Technology				2,967,959
Materials — 0.5%
Chemicals — 0.5%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	600,000	720,441
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Verizon Communications Inc., Senior Notes	1.981%	9/14/18	175,000	184,173	(a)
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	400,000	470,027
Total Telecommunication Services				654,200
Total Corporate Bonds & Notes (Cost — $22,746,336)				24,038,007
Mortgage-Backed Securities — 1.8%
FHLMC — 1.3%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/1/32	282,141	292,760
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	117,873	132,238
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/19-7/1/35	530,767	574,704
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/21	157,781	168,951
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/22-2/1/36	337,240	378,888
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/37	121,542	137,078
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	2/1/37	117,660	129,981
Total FHLMC				1,814,600
FNMA — 0.2%
Federal National Mortgage Association (FNMA)	6.500%	3/1/29	43	49
Federal National Mortgage Association (FNMA)	4.500%	2/1/35	70,973	76,649
Federal National Mortgage Association (FNMA)	5.500%	6/1/36-11/1/36	21,797	24,188
Federal National Mortgage Association (FNMA)	6.000%	5/1/37-9/1/37	205,136	230,413
Total FNMA				331,299
GNMA — 0.3%
Government National Mortgage Association (GNMA) I	5.000%	12/15/35	375,239	412,982
Government National Mortgage Association (GNMA) II	7.000%	11/20/36	43,955	51,691
Total GNMA				464,673
Total Mortgage-Backed Securities (Cost — $2,378,217)				2,610,572

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 0.3%
Pennsylvania — 0.3%
Montgomery County, PA, GO, Build America Bonds	5.400%	10/1/30	$390,000	$435,353
Montgomery County, PA, GO, Build America Bonds	5.400%	10/1/30	10,000	11,814	(b)
Total Municipal Bonds (Cost — $405,016)				447,167
U.S. Government & Agency Obligations — 6.3%
U.S. Government Agencies — 2.8%
Federal Farm Credit Bank (FFCB), Bonds	2.070%	9/27/21	500,000	482,749
Federal Home Loan Bank (FHLB), Bonds	2.500%	7/5/22	500,000	487,859
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.000%	8/25/16	400,000	411,257
Federal Home Loan Mortgage Corp. (FHLMC), Notes	3.750%	3/27/19	375,000	408,728
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	245,000	236,801
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	1,700,000	1,689,169
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	303,000	435,137
Total U.S. Government Agencies				4,151,700
U.S. Government Obligations — 3.5%
U.S. Treasury Bonds	3.500%	2/15/39	718,000	752,105
U.S. Treasury Bonds	4.375%	11/15/39	204,000	245,182
U.S. Treasury Notes	2.250%	11/30/17	984,000	1,017,402
U.S. Treasury Notes	3.625%	8/15/19	210,000	228,834
U.S. Treasury Notes	2.625%	8/15/20	2,629,000	2,718,654
U.S. Treasury Notes	3.125%	5/15/21	150,000	159,065
Total U.S. Government Obligations				5,121,242
Total U.S. Government & Agency Obligations (Cost — $8,980,615)				9,272,942
Total Investments before Short-Term Investments (Cost — $103,457,871)				141,278,755

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

July 31, 2014

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.2%
Repurchase Agreements — 4.2%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 7/31/14 with RBS Securities Inc.; Proceeds at maturity — $4,535,122; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 1/15/15 to 2/15/40; Market value — $4,625,818)	0.050%	8/1/14	$4,535,116	$4,535,116
Interest in $547,026,000 joint tri-party repurchase agreement dated 7/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,653,888; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/24 to 11/15/40; Market value — $1,703,501)	0.090%	8/1/14	1,653,884	1,653,884
Total Short-Term Investments (Cost — $6,189,000)				6,189,000
Total Investments — 100.0% (Cost — $109,646,871#)				147,467,755
Other Assets in Excess of Liabilities — 0.0%				19,087
Total Net Assets — 100.0%				$147,486,842

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PAC	— Planned Amortization Class
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

July 31, 2014

Assets:
Investments, at value (Cost — $109,646,871)	$147,467,755
Cash	433
Interest and dividends receivable	425,353
Receivable for Fund shares sold	40,305
Prepaid expenses	34,643
Total Assets	147,968,489

Liabilities:
Payable for Fund shares repurchased	184,748
Investment management fee payable	82,688
Service and/or distribution fees payable	44,021
Trustees’ fees payable	8,902
Accrued expenses	161,288
Total Liabilities	481,647
Total Net Assets	$147,486,842

Net Assets:
Par value (Note 7)	$74
Paid-in capital in excess of par value	99,781,979
Overdistributed net investment income	(20,102)
Accumulated net realized gain on investments	9,904,007
Net unrealized appreciation on investments	37,820,884
Total Net Assets	$147,486,842

Shares Outstanding:
Class A	6,233,319
Class B	271,122
Class C	699,211
Class I	161,888

Net Asset Value:
Class A (and redemption price)	$20.01
Class B*	$19.80
Class C*	$20.20
Class I (and redemption price)	$20.01
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$21.23

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended July 31, 2014

Investment Income:
Dividends	$721,306
Interest	598,666
Less: Foreign taxes withheld	(12,544)
Total Investment Income	1,307,428

Expenses:
Investment management fee (Note 2)	481,333
Service and/or distribution fees (Notes 2 and 5)	252,614
Transfer agent fees (Note 5)	184,615
Registration fees	30,322
Legal fees	20,500
Shareholder reports	16,736
Audit and tax fees	13,497
Fund accounting fees	7,237
Trustees’ fees	5,483
Insurance	1,834
Custody fees	690
Miscellaneous expenses	2,253
Total Expenses	1,017,114
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(910)
Net Expenses	1,016,204
Net Investment Income	291,224

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	10,169,845
Change in Net Unrealized Appreciation (Depreciation) from Investments	(1,645,180)
Net Gain on Investments	8,524,665
Increase in Net Assets From Operations	$8,815,889

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended July 31, 2014 (unaudited) and the Year Ended January 31, 2014	July 31	January 31

Operations:
Net investment income	$291,224	$695,764
Net realized gain	10,169,845	12,199,395
Change in net unrealized appreciation (depreciation)	(1,645,180)	3,807,563
Increase in Net Assets from Operations	8,815,889	16,702,722

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(402,860)	(811,245)
Net realized gains	(2,073,431)	(10,826,451)
Decrease in Net Assets from Distributions to Shareholders	(2,476,291)	(11,637,696)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	7,439,087	13,000,370
Reinvestment of distributions	2,374,972	11,191,117
Cost of shares repurchased	(13,711,020)	(26,849,363)
Decrease in Net Assets from Fund Share Transactions	(3,896,961)	(2,657,876)
Increase in Net Assets	2,442,637	2,407,150

Net Assets:
Beginning of period	145,044,205	142,637,055
End of period*	$147,486,842	$145,044,205
*Includes(overdistributed)/undistributed net investment income, respectively, of:	$(20,102)	$91,534

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$19.17	$18.54	$17.12	$16.98	$14.92	$11.90

Income from operations:
Net investment income	0.05	0.11	0.14	0.14	0.15	0.17
Net realized and unrealized gain	1.13	2.15	1.44	0.15	2.08	3.03
Proceeds from settlement of a regulatory matter	—	—	—	—	0.04	—
Total income from operations	1.18	2.26	1.58	0.29	2.27	3.20

Less distributions from:
Net investment income	(0.06)	(0.12)	(0.16)	(0.15)	(0.21)	(0.18)
Net realized gains	(0.28)	(1.51)	—	—	—	—
Total distributions	(0.34)	(1.63)	(0.16)	(0.15)	(0.21)	(0.18)

Net asset value, end of period	$20.01	$19.17	$18.54	$17.12	$16.98	$14.92
Total return[3]	6.16%	12.31%	9.25%	1.75%[4]	15.33%[5]	27.08%

Net assets, end of period (000s)	$124,754	$121,901	$121,927	$124,660	$137,999	$131,913

Ratios to average net assets:
Gross expenses	1.27%[6]	1.27%	1.30%	1.30%	1.30%	1.29%
Net expenses[7]	1.27 [6]	1.27	1.30	1.30	1.30	1.29
Net investment income	0.50 [6]	0.59	0.76	0.83	0.94	1.28

Portfolio turnover rate	16%	22%	26%	29%	30%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.69% for the year ended January 31, 2012.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.06%. Class A received $352,680 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class B Shares[1]	2014[2]		2014	2013	2012	2011	2010

Net asset value, beginning of period	$19.03		$18.51	$17.13	$17.01	$14.97	$11.95

Income (loss) from operations:
Net investment income (loss)	(0.07)		(0.10)	(0.06)	(0.04)	(0.00) [3]	0.02
Net realized and unrealized gain	1.12		2.13	1.44	0.16	2.06	3.04
Proceeds from settlement of a regulatory matter	—		—	—	—	0.19	—
Total income from operations	1.05		2.03	1.38	0.12	2.25	3.06

Less distributions from:
Net investment income	(0.00)	[3]	—	—	(0.00) [3]	(0.21)	(0.04)
Net realized gains	(0.28)		(1.51)	—	—	—	—
Total distributions	(0.28)		(1.51)	—	(0.00) [3]	(0.21)	(0.04)

Net asset value, end of period	$19.80		$19.03	$18.51	$17.13	$17.01	$14.97
Total return[4]	5.54%		11.03%	8.06%	0.72%[5]	15.26%[6]	25.67%

Net assets, end of period (000s)	$5,367		$6,433	$8,433	$10,855	$15,666	$18,884

Ratios to average net assets:
Gross expenses	2.52%[7]		2.39%	2.41%	2.35%	2.28%	2.46%
Net expenses[8]	2.52	[7]	2.39	2.41	2.35	2.28	2.46
Net investment income (loss)	(0.75)	[7]	(0.53)	(0.34)	(0.23)	(0.03)	0.12

Portfolio turnover rate	16%		22%	26%	29%	30%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2014 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.60% for the year ended January 31, 2012.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.98%. Class B received $214,328 related to this distribution.

[7]	Annualized

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$19.36	$18.73	$17.30	$17.15	$15.07	$12.02

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.02)	0.02	0.03	0.04	0.10
Net realized and unrealized gain	1.15	2.16	1.45	0.16	2.10	3.06
Proceeds from settlement of a regulatory matter	—	—	—	—	0.07	—
Total income from operations	1.13	2.14	1.47	0.19	2.21	3.16

Less distributions from:
Net investment income	(0.01)	(0.00) [3]	(0.04)	(0.04)	(0.13)	(0.11)
Net realized gains	(0.28)	(1.51)	—	—	—	—
Total distributions	(0.29)	(1.51)	(0.04)	(0.04)	(0.13)	(0.11)

Net asset value, end of period	$20.20	$19.36	$18.73	$17.30	$17.15	$15.07
Total return[4]	5.82%	11.51%	8.50%	1.09%[5]	14.75%[6]	26.40%

Net assets, end of period (000s)	$14,127	$12,122	$10,635	$10,003	$11,511	$10,078

Ratios to average net assets:
Gross expenses	1.96%[7]	1.98%	1.98%	1.96%	2.01%	1.80%
Net expenses[8]	1.96 [7]	1.98	1.98	1.96	2.01	1.80
Net investment income (loss)	(0.19) [7]	(0.12)	0.09	0.17	0.23	0.77

Portfolio turnover rate	16%	22%	26%	29%	30%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2014 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.04% for the year ended January 31, 2012.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.28%. Class C received $47,518 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$19.15	$18.54	$17.12	$16.99	$14.92	$11.90

Income from operations:
Net investment income	0.08	0.17	0.19	0.19	0.20	0.24
Net realized and unrealized gain	1.14	2.14	1.44	0.14	2.09	3.02
Total income from operations	1.22	2.31	1.63	0.33	2.29	3.26

Less distributions from:
Net investment income	(0.08)	(0.19)	(0.21)	(0.20)	(0.22)	(0.24)
Net realized gains	(0.28)	(1.51)	—	—	—	—
Total distributions	(0.36)	(1.70)	(0.21)	(0.20)	(0.22)	(0.24)

Net asset value, end of period	$20.01	$19.15	$18.54	$17.12	$16.99	$14.92
Total return[3]	6.37%	12.61%	9.60%	1.99%[4]	15.51%	27.67%

Net assets, end of period (000s)	$3,239	$4,588	$1,642	$994	$1,141	$46

Ratios to average net assets:
Gross expenses	1.04%[5]	1.07%	1.05%	1.16%	1.08%	0.81%
Net expenses[6]	0.99 [5,7,8]	1.00 [7,8]	1.00 [7,8]	1.00 [7,8]	0.95 [7,8]	0.81 [7]
Net investment income	0.79 [5]	0.85	1.07	1.12	1.25	1.71

Portfolio turnover rate	16%	22%	26%	29%	30%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.93% for the year ended January 31, 2012.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

20	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$101,861,422	—	—	$101,861,422
Asset-backed securities	—	$695,775	—	695,775
Collateralized mortgage obligations	—	2,352,870	—	2,352,870
Corporate bonds & notes	—	24,038,007	—	24,038,007
Mortgage-backed securities	—	2,610,572	—	2,610,572
Municipal bonds	—	447,167	—	447,167
U.S. government & agency obligations	—	9,272,942	—	9,272,942
Total long-term investments	$101,861,422	$39,417,333	—	$141,278,755
Short-term investments†	—	6,189,000	—	6,189,000
Total investments	$101,861,422	$45,606,333	—	$147,467,755

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

22	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

24	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended July 31, 2014, fees waived and/or expenses reimbursed amounted to $910.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

For the six months ended July 31, 2014, LMIS and its affiliates retained sales charges of $12,675 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	—	$654	$104

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of July 31, 2014, the Fund had accrued $6,920 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended July 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$21,810,237	$385,864
Sales	29,671,551	1,172,510

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$38,522,428
Gross unrealized depreciation	(701,544)
Net unrealized appreciation	$37,820,884

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended July 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. Service and distribution fees are accrued daily and paid monthly.

26	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

For the six months ended July 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$156,071	$146,005
Class B	29,917	22,067
Class C	66,626	11,414
Class I	—	5,129
Total	$252,614	$184,615

For the six months ended July 31, 2014, waivers and/or expense reimbursement by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$910
Total	$910

6. Distributions to shareholders by class

	Six Months Ended July 31, 2014	Year Ended January 31, 2014
Net Investment Income:
Class A	$381,971	$778,337
Class B	1,305	—
Class C	4,353	2,052
Class I	15,231	30,856
Total	$402,860	$811,245

Net Realized Gains:
Class A	$1,758,065	$9,125,245
Class B	80,789	516,768
Class C	193,934	876,127
Class I	40,643	308,311
Total	$2,073,431	$10,826,451

7. Shares of beneficial interest

At July 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	230,452	$4,594,097	369,191	$7,196,534
Shares issued on reinvestment	103,622	2,093,369	505,789	9,676,106
Shares repurchased	(459,914)	(9,198,543)	(1,091,557)	(21,312,920)
Net decrease	(125,840)	$(2,511,077)	(216,577)	$(4,440,280)

Class B
Shares sold	26	$514	1,366	$26,999
Shares issued on reinvestment	4,079	81,550	27,048	513,119
Shares repurchased	(71,063)	(1,403,171)	(146,041)	(2,828,311)
Net decrease	(66,958)	$(1,321,107)	(117,627)	$(2,288,193)

Class C
Shares sold	99,277	$1,992,547	117,027	$2,306,452
Shares issued on reinvestment	8,044	164,037	38,259	738,092
Shares repurchased	(34,166)	(689,495)	(96,947)	(1,913,663)
Net increase	73,155	$1,467,089	58,339	$1,130,881

Class I
Shares sold	42,264	$851,929	178,071	$3,470,385
Shares issued on reinvestment	1,788	36,016	13,806	263,800
Shares repurchased	(121,744)	(2,419,811)	(40,868)	(794,469)
Net increase (decrease)	(77,692)	$(1,531,866)	151,009	$2,939,716

8. Subsequent event

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and LMICTC are wholly owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly owned subsidiary of LMICTC, is the Fund’s subadviser. The acquisition of LMICTC by Stifel is targeted to close in the fall of 2014, but is subject to certain regulatory approvals and other conditions to closing, and may be delayed or terminated due to various circumstances.

In connection with the acquisition, LMPFA recommended to the Fund’s Board of Trustees that they approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by a newly organized series (the “New Fund”) of the Trust for Advised Portfolios (the “TAP Trust”), in exchange for shares of the New Fund. Shares of the New Fund would then be distributed to Fund shareholders and the Fund would be terminated. On July 18, 2014, the Board of Trustees, on behalf of the Fund, approved the Fund reorganization, subject to shareholder approval and certain other conditions.

If the Fund reorganization is effected, LMIC (hereinafter “NEWCO”) will be renamed and indirectly owned by Stifel, and will serve as investment adviser to the New Fund. The New

28	Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report

Fund will maintain the continuity of the Fund’s investment program with certain differences, which are not expected to result in material differences in the ways the Fund is currently managed and the New Fund will be managed. The Fund’s current investment management agreement with LMPFA and subadvisory agreement with Western Asset Management Company for the management of cash and short-term instruments will be terminated.

The Fund reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders and shareholder approval of the reorganizations of other funds for which LMIC currently serves as subadviser into new funds for which NEWCO will serve as investment adviser. If the required conditions are satisfied, the Fund reorganization is expected to occur in December 2014 or such other date as the parties may agree.

Legg Mason Investment Counsel Social Awareness Fund 2014 Semi-Annual Report	29

Legg Mason Investment Counsel

Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Legg Mason Investment Counsel Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0423 9/14 SR14-2294

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: September 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: September 25, 2014